Exhibit 99.1
TRITON INTERNATIONAL REPORTS FIRST QUARTER 2023 RESULTS
AND DECLARES QUARTERLY DIVIDENDS

Hamilton, Bermuda – May 2, 2023 – Triton International Limited (NYSE: TRTN) ("Triton") today reported results for the first quarter of 2023.

Highlights
•Net income attributable to common shareholders for the first quarter of 2023 was $136.8 million or $2.44 per diluted share, a decrease of 12.2% from the first quarter of 2022 and a decrease of 6.5% from the fourth quarter of 2022.
•Adjusted net income for the first quarter of 2023 was $136.1 million or $2.42 per diluted share, a decrease of 12.3% from both the first and fourth quarters of 2022. Adjusted return on equity was 22.5% for the three months ended March 31, 2023.
•Utilization averaged 97.6% in the first quarter of 2023 and was 97.1% as of April 25, 2023.
•On April 12, 2023, Triton announced it had entered into a definitive agreement to be acquired by Brookfield Infrastructure in a transaction expected to close in the fourth quarter of 2023.
•Triton repurchased 1.7 million common shares in the first quarter of 2023 and has repurchased 1.9 million common shares year-to-date for a total of $125.6 million. Triton has suspended its share repurchase program in light of the pending transaction with Brookfield Infrastructure.

Financial Results
The following table summarizes Triton’s selected key financial information:

	(in millions, except per share data)
	Three Months Ended,
	March 31, 2023	December 31, 2022	March 31, 2022
Total leasing revenues	$397.7	$416.3	$417.1

GAAP
Net income attributable to common shareholders	$136.8	$152.2	$181.2
Net income per share - Diluted	$2.44	$2.61	$2.78

Non-GAAP (1)
Adjusted net income	$136.1	$160.7	$179.6
Adjusted net income per share - Diluted	$2.42	$2.76	$2.76

Adjusted return on equity (2)	22.5%	25.4%	30.3%
(1)Refer to the "Use of Non-GAAP Financial Items" and "Non-GAAP Reconciliations of Adjusted Net Income" set forth below.
(2)Refer to the "Calculation of Adjusted Return on Equity" set forth below.

Operating Performance
"Triton delivered solid results in the first quarter of 2023," commented Brian M. Sondey, Chief Executive Officer of Triton. "We generated $2.42 of Adjusted net income per share and an annualized return on equity of 22.5%. While market conditions remain slow, our revenues and profitability are well protected by our strong long-term lease portfolio. Our utilization averaged 97.6% during the first quarter and currently stands at 97.1%. We are excited about our recent agreement to be acquired by Brookfield Infrastructure. We believe the acquisition provides a compelling value for our shareholders, and expect Brookfield will be an ideal partner for Triton."

Common and Preferred Share Dividends
Triton’s Board of Directors has declared a quarterly cash dividend of $0.70 per common share, payable on June 22, 2023 to shareholders of record at the close of business on June 8, 2023.

The Company's Board of Directors also declared a cash dividend payable on June 15, 2023 to holders of record at the close of business on June 8, 2023 on Triton's issued and outstanding preferred shares as follows:

Preferred Share Series	Dividend Rate	Dividend Per Share
Series A Preferred Shares (NYSE:TRTNPRA)	8.500%	$0.5312500
Series B Preferred Shares (NYSE:TRTNPRB)	8.000%	$0.5000000
Series C Preferred Shares (NYSE:TRTNPRC)	7.375%	$0.4609375
Series D Preferred Shares (NYSE:TRTNPRD)	6.875%	$0.4296875
Series E Preferred Shares (NYSE:TRTNPRE)	5.750%	$0.3593750

As previously disclosed, Triton’s preference shares will remain outstanding immediately following the closing of the Brookfield transaction, and Triton expects to continue paying normal quarterly dividends on these shares. Post-closing, they will remain entitled to the same dividends and other preferences and privileges that they currently have, with the preference share dividends remaining an obligation of Triton. Triton expects that the preference shares will continue to be listed on the NYSE immediately following the closing.

Transaction with Brookfield Infrastructure
As previously announced on April 12, 2023, Triton has entered into a definitive agreement under which Brookfield Infrastructure will acquire all outstanding common shares of Triton for $85.00 per share, consisting of $68.50 in cash and $16.50 in shares of Brookfield Infrastructure Corporation (NYSE: "BIPC"). The transaction is expected to close in the fourth quarter of 2023, subject to customary closing conditions, including approval by Triton’s shareholders and receipt of required regulatory approvals.

In light of the pending transaction, Triton will not hold an earnings conference call to discuss its first quarter results and Triton will not provide a financial outlook for 2023.

About Triton International Limited
Triton International Limited is the world’s largest lessor of intermodal freight containers. With a container fleet of over 7 million twenty-foot equivalent units ("TEU"), Triton’s global operations include acquisition, leasing, re-leasing and subsequent sale of multiple types of intermodal containers and chassis.

Contact
Andrew Kohl
Vice President
Corporate Strategy & Investor Relations
914-697-2900

Utilization, Fleet, and Leasing Revenue Information

The following table summarizes the equipment fleet utilization for the periods indicated:

	Quarter Ended
	March 31, 2023	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022
Average Utilization (1)	97.6%	98.4%	99.1%	99.4%	99.6%
Ending Utilization (1)	97.2%	98.1%	98.8%	99.3%	99.5%
(1)Utilization is computed by dividing total units on lease (in CEU) by the total units in our fleet (in CEU), excluding new units not yet leased and off-hire units designated for sale.

The following table summarizes the equipment fleet (in units, TEUs and CEUs):

	Equipment Fleet in Units			Equipment Fleet in TEU
	March 31, 2023	December 31, 2022	March 31, 2022	March 31, 2023	December 31, 2022	March 31, 2022
Dry	3,729,800	3,784,386	3,850,167	6,378,308	6,458,705	6,546,249
Refrigerated	225,208	227,628	234,274	437,784	442,489	455,261
Special	93,526	92,379	92,184	171,630	169,290	168,687
Tank	12,156	12,000	11,734	12,156	12,000	11,734
Chassis	27,616	27,937	23,711	52,198	52,744	44,272
Equipment leasing fleet	4,088,306	4,144,330	4,212,070	7,052,076	7,135,228	7,226,203
Equipment trading fleet	46,241	48,328	56,161	74,636	79,102	90,090
Total	4,134,547	4,192,658	4,268,231	7,126,712	7,214,330	7,316,293

	Equipment in CEU(1)
	March 31, 2023	December 31, 2022	March 31, 2022
Operating leases	7,058,868	7,147,332	7,250,246
Finance leases	665,024	662,822	666,690
Equipment trading fleet	70,348	75,697	85,686
Total	7,794,240	7,885,851	8,002,622
(1)In the equipment fleet tables above, we have included total fleet count information based on CEU. CEU is a ratio used to convert the actual number of containers in our fleet to a figure based on the relative purchase prices of our various equipment types to that of a 20-foot dry container. For example, the CEU ratio for a 40-foot high cube dry container is 1.70, and a 40-foot high cube refrigerated container is 7.50. These factors may differ slightly from CEU ratios used by others in the industry.

The following table provides a summary of our equipment lease portfolio by lease type, based on CEU and net book value, as of March 31, 2023:

Lease Portfolio	By CEU	By Net Book Value
Long-term leases	70.0%	71.7%
Finance leases	9.2	15.7
Subtotal	79.2	87.4
Service leases	6.8	4.3
Expired long-term leases, non-sale age (units on hire)	7.1	5.0
Expired long-term leases, sale-age (units on hire)	6.9	3.3
Total	100.0%	100.0%

The following table summarizes our leasing revenue for the periods indicated (in thousands):

	Three Months Ended,
	March 31, 2023	December 31, 2022	March 31, 2022
Operating leases
Per diem revenues	$352,180	$369,837	$377,514
Fee and ancillary revenues	18,168	18,213	11,431
Total operating lease revenues	370,348	388,050	388,945
Finance leases	27,375	28,257	28,143
Total leasing revenues	$397,723	$416,307	$417,088

Share Repurchase Information

The following table provides information with respect to our purchases of the Company's common shares for the periods indicated:

	Total Number of Shares Purchased	Average Price Paid per Share
July 1, 2021 through September 30, 2021	378,765	$51.19
October 1, 2021 through December 31, 2021	1,149,408	$57.52
2021 Total	1,528,173	$55.95

January 1, 2022 through March 31, 2022	1,257,374	$63.74
April 1, 2022 through June 30, 2022	1,832,240	$60.04
July 1, 2022 through September 30, 2022	3,200,340	$59.21
October 1, 2022 through December 31, 2022	2,775,332	$63.19
2022 Total	9,065,286	$61.22

January 1, 2023 through March 31, 2023	1,744,616	$67.02
April 1, 2023 through April 6, 2023(1)	140,000	$62.13
2023 Total	1,884,616	$66.66

Total	12,478,075	$61.40
(1)Triton suspended its share repurchase program effective as of the close of business on April 6, 2023 in light of the pending transaction with Brookfield Infrastructure.

Important Cautionary Information Regarding Forward-Looking Statements

Certain statements in this press release may constitute "forward-looking statements." Actual results could differ materially from those projected or forecast in the forward-looking statements. The factors that could cause actual results to differ materially include the following: risks related to the satisfaction or waiver of the conditions to closing the proposed acquisition (including the failure to obtain necessary regulatory approvals and failure to obtain the requisite vote by Triton’s shareholders) in the anticipated timeframe or at all, including the possibility that the proposed acquisition does not close; the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the merger agreement for the proposed acquisition, including in circumstances requiring Triton to pay a termination fee; the possibility that competing offers may be made; risks related to the ability to realize the anticipated benefits of the proposed acquisition, including the possibility that the expected benefits from the acquisition will not be realized or will not be realized within the expected time period; disruption from the transaction making it more difficult to maintain business and operational relationships; continued availability of capital and financing and rating agency actions; disruptions in the financial markets; certain restrictions during the pendency of the transaction that may impact Triton’s ability to pursue certain business opportunities or strategic transactions; risks related to diverting management’s attention from Triton’s ongoing business operation; negative effects of the acquisition announcement or the consummation of the proposed acquisition on the market price of Triton’s common shares or the class A exchangeable subordinate voting shares (the "BIPC Shares") of Brookfield Infrastructure Corporation ("Brookfield Infrastructure") and/or operating results; significant transaction costs; unknown liabilities; the risk of litigation and/or regulatory actions related to the proposed acquisition, other business effects and uncertainties, including the effects of industry, market, business, economic, political or regulatory conditions; decreases in the demand for leased containers; decreases in market leasing rates for containers; difficulties in re-leasing containers after their initial fixed-term leases; customers’ decisions to buy rather than lease containers; increases in the cost of repairing and storing Triton’s off-hire containers; Triton’s dependence on a limited number of customers and suppliers; customer defaults; decreases in the selling prices of used containers; the impact of COVID-19 or future global pandemics on Triton’s business and financial results; risks resulting from the political and economic policies of the United States and other countries, particularly China, including but not limited to, the impact of trade wars, duties, tariffs or geo-political conflict; risks stemming from the international nature of Triton’s business, including global and regional economic conditions, including inflation and attempts to control inflation, and geopolitical risks such as the ongoing war in Ukraine; extensive competition in the container leasing industry and developments thereto; decreases in demand for international trade; disruption to Triton’s operations from failures of, or attacks on, Triton’s information technology systems; disruption to Triton’s operations as a result of natural disasters; compliance with laws and regulations related to economic and trade sanctions, security, anti-terrorism, environmental protection and anti-corruption; the availability and cost of capital; restrictions imposed by the terms of Triton’s debt agreements; and changes in tax laws in Bermuda, the United States and other countries.

You should carefully consider the foregoing factors and the other risks and uncertainties that affect Triton’s business described in the "Risk Factors" and "Cautionary Note Regarding Forward-Looking Statements" sections of its Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (the "SEC") on February 14, 2023 and other documents filed from time to time with the SEC, including our Quarterly Report on Form 10-Q for the quarter ended March 31, 2023, which we expect to file with the SEC on or about May 2, 2023, and Brookfield Infrastructure’s business described in the "Risk Factors" and "Forward-Looking Statements" sections of its Annual Report on Form 20-F, all of which are available at www.sec.gov. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Triton and Brookfield Infrastructure assume no obligation to, and do not intend to, update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, unless required by law. Triton and Brookfield Infrastructure do not give any assurance that it will achieve its expectations.

Additional Information and Where to Find It
In connection with the proposed transaction, Brookfield Infrastructure intends to file a registration statement on Form F-4 with the SEC that will include a proxy statement for a special meeting of Triton’s shareholders to approve the proposed transaction and that will also constitute a prospectus for the BIPC Shares that will be issued in the proposed transaction. Each of Brookfield Infrastructure and Triton may also file other relevant documents with the SEC and, in the case of Brookfield Infrastructure, with the applicable Canadian securities regulatory authorities, regarding the proposed acquisition. This communication is not a substitute for the registration statements, the proxy statement/prospectus (if and when available) or any other document that Brookfield Infrastructure or Triton may file with the SEC and, in the case of Brookfield Infrastructure, with the applicable Canadian securities regulatory authorities, with respect to the proposed transaction. The definitive proxy statement/prospectus will be mailed to Triton’s shareholders. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENTS, THE PROXY STATEMENT/PROSPECTUS, ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC OR APPLICABLE CANADIAN SECURITIES REGULATORY AUTHORITIES CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT BROOKFIELD INFRASTRUCTURE, TRITON AND THE PROPOSED TRANSACTION.

Investors and security holders will be able to obtain copies of these materials (if and when they are available) and other documents containing important information about Brookfield Infrastructure, Triton and the proposed transaction, once such documents are filed with the SEC free of charge through the website maintained by the SEC at www.sec.gov. Copies of documents filed with the SEC or applicable Canadian securities regulatory authorities by Brookfield Infrastructure will be made available free of charge on Brookfield Infrastructure’s website at https://bip.brookfield.com/bip/reports-filings/regulatory-filings. Copies of documents filed with the SEC by Triton will be made available free of charge on Triton’s investor relations website at https://tritoninternational.com/investors.

No Offer or Solicitation
This communication is for information purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

Participants in Solicitation
Brookfield Infrastructure, Triton and their respective directors and certain of their executive officers and other employees may be deemed to be participants in the solicitation of proxies from Triton’s shareholders in connection with the proposed transaction. Information about Triton’s directors and executive officers is set forth in the proxy statement for Triton’s 2023 Annual Meeting of Shareholders, which was filed with the SEC on March 15, 2023. Information about Brookfield Infrastructure’s directors and executive officers is set forth in Brookfield Infrastructure’s Annual Report on Form 20-F, which was filed with the SEC on March 17, 2023. Investors may obtain additional information regarding the interest of such participants by reading the proxy statement and other relevant materials regarding the acquisition to be filed with the SEC in respect of the proposed transaction when they become available. These documents can be obtained free of charge from the sources indicated above in "Additional Information and Where to Find It".

-Financial Tables Follow-

TRITON INTERNATIONAL LIMITED
Consolidated Balance Sheets
(In thousands, except share data)
(Unaudited)

	March 31, 2023	December 31, 2022
ASSETS:
Leasing equipment, net of accumulated depreciation of $4,305,897 and $4,289,259	$9,290,628	$9,530,396
Net investment in finance leases	1,621,341	1,639,831
Equipment held for sale	178,327	138,506
Revenue earning assets	11,090,296	11,308,733
Cash and cash equivalents	92,825	83,227
Restricted cash	103,032	103,082
Accounts receivable, net of allowances of $2,240 and $2,075	249,828	226,554
Goodwill	236,665	236,665
Lease intangibles, net of accumulated amortization of $293,184 and $291,837	5,273	6,620
Other assets	30,814	28,383
Fair value of derivative instruments	92,462	115,994
Total assets	$11,901,195	$12,109,258
LIABILITIES AND SHAREHOLDERS' EQUITY:
Equipment purchases payable	$19,610	$11,817
Fair value of derivative instruments	1,982	2,117
Deferred revenue	315,643	333,260
Accounts payable and other accrued expenses	86,225	71,253
Net deferred income tax liability	412,583	411,628
Debt, net of unamortized costs of $52,068 and $55,863	7,907,392	8,074,820
Total liabilities	8,743,435	8,904,895

Shareholders' equity:
Preferred shares, $0.01 par value, at liquidation preference	730,000	730,000
Common shares, $0.01 par value, 270,000,000 shares authorized, 81,441,414 and 81,383,024 shares issued, respectively	814	814
Undesignated shares, $0.01 par value, 800,000 shares authorized, no shares issued and outstanding	—	—
Treasury shares, at cost, 26,239,401 and 24,494,785 shares, respectively	(1,194,519)	(1,077,559)
Additional paid-in capital	906,644	909,911
Accumulated earnings	2,629,499	2,531,928
Accumulated other comprehensive income (loss)	85,322	109,269
Total shareholders' equity	3,157,760	3,204,363
Total liabilities and shareholders' equity	$11,901,195	$12,109,258

TRITON INTERNATIONAL LIMITED
Consolidated Statements of Operations
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ended March 31,
	2023	2022
Leasing revenues:
Operating leases	$370,348	$388,945
Finance leases	27,375	28,143
Total leasing revenues	397,723	417,088

Equipment trading revenues	19,102	34,120
Equipment trading expenses	(18,033)	(29,979)
Trading margin	1,069	4,141

Net gain on sale of leasing equipment	15,500	28,969

Operating expenses:
Depreciation and amortization	148,435	160,716
Direct operating expenses	23,241	6,220
Administrative expenses	22,864	21,300
Provision (reversal) for doubtful accounts	(1,797)	(27)
Total operating expenses	192,743	188,209
Operating income (loss)	221,549	261,989
Other expenses:
Interest and debt expense	58,824	54,510
Unrealized (gain) loss on derivative instruments, net	(4)	(439)
Debt termination expense	—	36
Other (income) expense, net	(44)	(308)
Total other expenses	58,776	53,799
Income (loss) before income taxes	162,773	208,190
Income tax expense (benefit)	12,960	13,932
Net income (loss)	$149,813	$194,258
Less: dividend on preferred shares	13,028	13,028
Net income (loss) attributable to common shareholders	$136,785	$181,230
Net income per common share—Basic	$2.45	$2.79
Net income per common share—Diluted	$2.44	$2.78
Cash dividends paid per common share	$0.70	$0.65
Weighted average number of common shares outstanding—Basic	55,885	64,887
Dilutive restricted shares	255	267
Weighted average number of common shares outstanding—Diluted	56,140	65,154

TRITON INTERNATIONAL LIMITED
Consolidated Statements of Cash Flows
(In thousands)
(Unaudited)

	Three Months Ended March 31,
	2023	2022
Cash flows from operating activities:
Net income (loss)	$149,813	$194,258
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	148,435	160,716
Amortization of deferred debt cost and other debt related amortization	1,945	3,526
Lease related amortization	1,455	3,013
Share-based compensation expense	2,213	2,556
Net (gain) loss on sale of leasing equipment	(15,500)	(28,969)
Unrealized (gain) loss on derivative instruments	(4)	(439)
Debt termination expense	—	36
Deferred income taxes	2,519	5,193
Changes in operating assets and liabilities:
Accounts receivable, net	(25,332)	(23,835)
Deferred revenue	(17,617)	35,237
Accounts payable and other accrued expenses	15,120	4,143
Net equipment sold (purchased) for resale activity	8,724	(7,749)
Cash received (paid) for settlement of interest rate swaps	—	12,178
Cash collections on finance lease receivables, net of income earned	29,666	28,745
Other assets	1,380	10,061
Net cash provided by (used in) operating activities	302,817	398,670
Cash flows from investing activities:
Purchases of leasing equipment and investments in finance leases	(35,316)	(511,027)
Proceeds from sale of equipment, net of selling costs	87,585	57,274
Other	(6)	(135)
Net cash provided by (used in) investing activities	52,263	(453,888)
Cash flows from financing activities:
Purchases of treasury shares	(116,655)	(81,720)
Debt issuance costs	—	(5,507)
Borrowings under debt facilities	55,000	932,600
Payments under debt facilities and finance lease obligations	(226,502)	(766,686)
Dividends paid on preferred shares	(13,028)	(13,028)
Dividends paid on common shares	(38,867)	(41,950)
Other	(5,480)	(5,629)
Net cash provided by (used in) financing activities	(345,532)	18,080
Net increase (decrease) in cash, cash equivalents and restricted cash	$9,548	$(37,138)
Cash, cash equivalents and restricted cash, beginning of period	186,309	230,538
Cash, cash equivalents and restricted cash, end of period	$195,857	$193,400
Supplemental disclosures:
Interest paid	$54,008	$39,127
Income taxes paid (refunded)	$214	$137
Supplemental non-cash investing activities:
Equipment purchases payable	$19,610	$56,804

Use of Non-GAAP Financial Items

We use the terms "Adjusted net income" and "Adjusted return on equity" throughout this press release.

Adjusted net income and Adjusted return on equity are not items presented in accordance with U.S. GAAP and should not be considered as alternatives to, or more meaningful than, amounts determined in accordance with U.S. GAAP, including net income.

Adjusted net income is adjusted for certain items management believes are not representative of our operating performance. Adjusted net income is defined as net income attributable to common shareholders excluding debt termination expenses net of tax, unrealized gains and losses on derivative instruments net of tax, and foreign and other income tax adjustments.

We believe that Adjusted net income is useful to an investor in evaluating our operating performance because this item:

•is widely used by securities analysts and investors to measure a company's operating performance;

•helps investors to more meaningfully evaluate and compare the results of our operations from period to period by removing certain non-routine events which we do not expect to occur in the future; and

•is used by our management for various purposes, including as measures of operating performance and liquidity, to assist in comparing performance from period to period on a consistent basis, in presentations to our board of directors concerning our financial performance and as a basis for strategic planning and forecasting.

We have provided a reconciliation of Net income attributable to common shareholders, the most directly comparable U.S. GAAP measure, to Adjusted net income in the table below for the three months ended March 31, 2023, December 31, 2022, and March 31, 2022.

Additionally, the calculation for Adjusted return on equity is adjusted annualized net income divided by average shareholders' equity. Management utilizes Adjusted return on equity in evaluating how much profit the Company generates on the shareholders' equity in the Company and believes it is useful for comparing the profitability of companies in the same industry.

Certain forward-looking information included in this press release is provided only on a non-GAAP basis without a reconciliation of these measures to the mostly directly comparable GAAP measure due to the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliation. These items depend on highly variable factors, many of which may not be in our control, and which could vary significantly from future GAAP financial results.

TRITON INTERNATIONAL LIMITED Non-GAAP Reconciliations of Adjusted Net Income (In thousands, except per share amounts)

	Three Months Ended,
	March 31, 2023	December 31, 2022	March 31, 2022
Net income attributable to common shareholders	$136,785	$152,180	$181,230
Add (subtract):
Unrealized loss (gain) on derivative instruments, net	(4)	(20)	(439)
Debt termination expense	—	69	36
State and other income tax adjustments	—	8,551	—
Tax benefit from vesting of restricted shares	(692)	(107)	(1,184)
Adjusted net income	$136,089	$160,673	$179,643
Adjusted net income per common share—Diluted	$2.42	$2.76	$2.76
Weighted average number of common shares outstanding—Diluted	56,140	58,225	65,154

TRITON INTERNATIONAL LIMITED Calculation of Adjusted Return on Equity (In thousands)

	Three Months Ended,
	March 31, 2023	December 31, 2022	March 31, 2022
Adjusted net income	$136,089	$160,673	$179,643
Annualized Adjusted net income (1)	551,917	637,453	728,552

Average Shareholders' equity (2)(3)	$2,451,062	$2,509,142	$2,402,633

Adjusted return on equity	22.5%	25.4%	30.3%
(1)Annualized Adjusted net income was calculated based on calendar days per quarter.
(2)Average Shareholders' equity was calculated using the quarter’s beginning and ending Shareholder’s equity for the three-month ended periods.
(3)Average Shareholders' equity was adjusted to exclude preferred shares.